Exhibit 10.1

CHANGE IN TERMS AGREEMENT Principal Loan Date Maturity Loan No Call / Coll Account Officer Initials $20,000,000.00 04-12-2024 02-15-2026 155354101 551 146805 7001 References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. Borrower: Bisco Industries, Inc. 5065 East Hunter Avenue Anaheim, CA 92807 Lender: Citizens Business Bank Plaza Business Financial Center 77 Plaza Square Orange, CA 92866 Principal Amount: $20,000,000.00 Date of Agreement: April 12, 2024 DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated July 14, 2016 in the amount of $10,000,000.00, as amended. DESCRIPTION OF CHANGE IN TERMS. 1. The maturity date is hereby extended to February 15, 2026. 2. The principal loan amount is hereby increased to $20,000,000.00. 3. The monthly payment date is hereby changed to the 15th of every month. 4. The Line of Credit is hereby amended and restated in the paragraph entitled “LINE OF CREDIT”. CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions. COUNTERPARTS. This document may be executed in any number of counterparts and by different parties on separate counterparts, each of which when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above. The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender received from Borrower, at Lender’s address shown above, written notice of revocation of such authority: Glen F. Ceiley, Don Wagner and Michael Narikawa. HOWEVER, either authorized signer may request an advance together or individually. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs. RESTRICTIVE COVENANT. Borrower agrees, to the extent that there is no Borrower default which remains uncured, Borrower must provide at least 60 days’ prior written notification to Lender that it will encumber, sell, convey, grant, lease, give contribute, assign, or otherwise transfer any of its real property, including, but not limited to, the commercial real estate located at 5065 E. Hunter Ave., Anaheim, CA 92807. To the extent that there is any default which remains uncured, that it shall not, without prior written consent of Lender, encumber, sell, convey, grant, lease, give contribute, assign, or otherwise transfer any of its real property, including, but not limited to, the commercial real estate located at 5065 E. Hunter Ave., Anaheim, CA 92807 (and for avoidance of doubt, Borrower’s personal property shall still be subject to the prior consent requirement notwithstanding whether any default exists, as set forth in the Negative Covenants provisions of the Business Loan Agreement, dated July 14, 2016). PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT. BORROWER: BISCO INDUSTRIES, INC. By: _____________________________________________ Glen F. Ceiley, CEO/Pres./Sec. of Bisco Industries, Inc.

Page | 2 LENDER: CITIZENS BUSINESS BANK X _____________________________________________ Authorized Officer LaserPro, Ver. 23.4.10.021 Copr. Finastra USA Corporation 1997, 2024. All Rights Reserved. - CA L:\CFI\LPL\D20C.FC PR-97 (M)